FOURTH QUARTER & FULL YEAR 2015 INVESTOR CONFERENCE CALL February 23, 2016

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described in the prospectus included in our registration statement on Form S-1 filed with the Securities and Exchange Commission (SEC) on August 12, 2015, including under the heading “Risk Factors,” which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2 STRUCTURED FOR GROWTH 2 Broad & Flexible Underwriting Platform Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Profitability in Underserved Niche Markets Financial Review

3 BROAD & FLEXIBLE UNDERWRITING PLATFORM • Well-developed underwriting platform overall • Ability to pivot between Excess & Surplus lines and Admitted opportunities  Surplus lines eligible in 44 states  Admitted in 28 states with 10 pending • Writing policies in all 50 states – utilizing a fronting carrier where we are as yet unlicensed • Goal is to be licensed on both E&S and Admitted basis in all 50 states 3

4 EXPERIENCED MANAGEMENT TEAM 4 Broad & Flexible Underwriting Platform Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Profitability in Underserved Niche Markets Financial Review

5 ORGANIZATION STRUCTURE: EXPERIENCED MANAGEMENT TEAM • Executives have an average of over 20 years of insurance industry experience • All Senior Executives are significant investors in Conifer – considerable percentage of individuals’ net worth • As of 12/31/2015, insider ownership in CNFR was as follows:  Senior Executives: 33% (26.4% owned by Jim Petcoff)  Board of Directors Members: 15% • Significant inside ownership purchases in 2016, as evidenced by recent Form 4 filings • Talented underwriting group with over 25 years of insurance industry experience and strong track record of growing specialty insurance businesses: 5 Title Industry Experience Underwriting Product Specialty SVP, Commercial Lines 42 years Hospitality, Artisan Contractors & Auto Facilities President, Blue Spruce Underwriting 26 years Quick Service Restaurants President, Home Value 29 years Low-value Dwellings President, Venture Agency Holdings 27 years Security Services SVP, Personal Lines 10 years Homeowners

ANNUAL GROSS WRITTEN PREMIUM VOLUME • Gross written premium:  Volume was up 11.8% for the twelve months ended December 31, 2015  Up 21.6% excluding Personal Auto / Florida Homeowners • Total gross written premium was $93.8 million for the twelve months ended December 31, 2015 • Net Written Premium – up 20.2% for 2015  Net earned premium up 16.1% for same period • Factors driving premium growth include:  Strong commercial lines experience in hospitality & small business accounts  Particularly in commercial multi-peril and other liability lines  Personal lines focus on wind-exposed homeowners (away from personal auto) 6 $13.9 $27.3 $55.0 $68.2 $8.9 $16.8 $28.8 $25.6 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2012 2013 2014 2015 M I L L I O N S Commercial Lines Personal Lines

7 DRIVING PROFITABILITY: SPECIALTY PRODUCTS IN NICHE MARKETS 7 Broad & Flexible Underwriting Platform Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Profitability in Underserved Niche Markets Financial Review

COMMERCIAL LINES: HOSPITALITY & SECURITY BUSINESS • 23.9% growth in gross written premium to $68.2 million for the twelve months ended December 31, 2015 • Expansion of hospitality and security services business • Focus on niche underserved markets • Writing in all 50 states  Florida, Michigan and Pennsylvania each generated more than 15% of twelve-month gross written premium 8 15 to 25% of GWP 2 to 14.9% of GWP 1 to 1.9% of GWP Less than 1% of GWP $0 $10 $20 $30 $40 $50 $60 $70 $80 2012 2013 2014 2015 M I L L I O N S Commercial Multi-Peril Other Liability Commercial Auto Other Commercial

PERSONAL LINES: LOW-VALUE DWELLING & WIND-EXPOSED HOMEOWNERS ($ in thousands) YE December 31, 2015 Florida $8,694 34% Texas 8,374 33% Indiana 4,706 19% Hawaii 2,657 10% Illinois 874 3% Pennsylvania 264 1% Total $ 25,589 100.0% 9 • $25.6 million in gross written premium for the twelve months ended December 31, 2015, down 11.2% from 2014 • Premiums down as a segment mainly due to the personal auto run-off • Increase in Wind-exposed Homeowners (up 40%) focusing on coastal exposures in Florida, Hawaii and Texas • Low-value Dwelling ramp up primarily in southern states, such as Texas and northern Louisiana - 5 10 15 20 25 30 35 2012 2013 2014 2015 M I L L I O N S Low-value Dwelling Wind-exposed Personal Auto (run-off)

10 FINANCIAL REVIEW 10 Broad & Flexible Underwriting Platform Experienced Management Team & Underwriters with Deep Industry Knowledge Specialty Products to Drive Profitability in Underserved Niche Markets Financial Review

11 YEAR-END 2015 INCOME STATEMENT • Increased production in Hospitality, Small Commercial, Security Services and Homeowners lines of business • Invested in several experienced underwriting teams to support growth • Operating loss of $0.16 per diluted share for the full year 2015 • $10.11 per share, or $77.3 million, of shareholders’ equity ($ in thousands, except per share data and ratios) Year Ended December 31, 2015 Year Ended December 31, 2014 Gross Written Premium $93,750 $83,847 Net Written Premium 79,674 66,299 Net Earned Premium 66,765 57,528 Net Income (Loss) (17) (6,939) Net Income (Loss) Allocable to Common Shareholders (476) (7,200) EPS, Basic and Diluted $(0.09) $(2.69) Operating Income (Loss) (865) (7,617) Operating Income (Loss) per share $(0.16) $(2.85) 11

12 COMBINED RATIO REFLECTS BUSINESS MIX • Over time, expect to achieve combined ratio target through incremental underwriting profitability and improved fixed-cost utilization • Enhanced mix of business and premium growth should help drive combined ratio improvement • Scalable technology possesses high capacity / bandwidth for growth • 11.7 percentage point improvement in combined ratio for the year ended December 31, 2015, compared to the same period in 2014 12 64.8% 59.1% 45.2% 45.3% 44.0% 55.6% 68.6% 56.8% 2012 2013 2014 2015 Expense Ratio Loss Ratio 108.8% 114.7% 113.8% 102.1% Combined Ratio Target: 90%

13 EXPENSE RATIO: CALCULATED TO GENERATE LONG-TERM GROWTH • Infrastructure to support long-term growth  Scalable technology possesses high capacity / bandwidth for growth • Recently hired several experienced underwriting teams  Select security guard business roll out - nationally  Low-value dwelling homeowners expansion in the southwest  Hospitality-related book of business – focused on quick service restaurants 13 64.8% 59.1% 45.2% 45.3% 2012 2013 2014 2015 Expense Ratio Target: 35%

14 CHI CONSOLIDATED LOSS RATIO: AUTO IMPACT SHIFTING BUSINESS MIX TO IMPROVE PROFITABILITY • Private Passenger Auto impact (in run-off): added 3 percentage points to 2015 loss ratio • Commercial Auto reserve strengthening impact: added 1.3 percentage points to 2015 loss ratio • Expect continued shift in mix toward Commercial Liability, geographic expansion of Low Value Dwelling, and measured growth in Wind Exposed Homeowners • Even with full impact of above, loss ratio was 56.8% for the twelve months ended December 31, 2015 14 31.6% 35.0% 56.2% 51.8% 70.7% 82.9% 88.7% 70.5% 44.0% 55.6% 68.6% 56.8% 2012 2013 2014 2015 Commercial Lines Personal Lines Consolidated Loss Ratio Target: 55%

15 LOSS RESERVES: RESERVING PHILOSOPHY • Conservative reserving practices  Based on experience and industry-standard actuarial methods  Consistent favorable reserve development for each of the years 2010 to 2014 • The table below represents the prior year reserve development from 2011 through 2015 by entity. CIC’s adverse development in 2015 is mostly due to personal automobile business, which is in runoff, and to greater than expected claim frequency and severity in commercial auto: TOTAL RESERVE REDUNDANCY (dollars in thousands) (Favorable) / Unfavorable Development Reported in: 2011 2012 2013 2014 2015 Total CIC (151) (1,615) (1,521) (61) 1,633 (1,715) WPIC (2,579) (3,852) (3,639) (367) (345) (10,782) ACIC - - - (723) 417 (306) CHI (2,223) (4,356) (5,021) (1,193) 1,458 (11,335) CONSOLIDATED

16 RUN-OFF OF PERSONAL AUTO - EXHIBITS RESULTS 1,917 1,108 272 0 500 1,000 1,500 2,000 2,500 2013 2014 2015 Open Claim Count: Personal Auto $2,832 $4,186 $5,581 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2013 2014 2015 Average Case Reserve: Personal Auto OPEN CLAIMS DECREASE AND AVERAGE CASE RESERVES INCREASE

17 CONSERVATIVE INVESTMENT STRATEGY • Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities • Total investment securities of $117.7M at December 31, 2015:  Average duration: 3.09 years  Average tax-equivalent yield: ~2.1%  Average credit quality: AA • At December 31, 2015 CMBS represents 6.5% of fixed income portfolio  Almost all super senior tranches – rated AAA  High performing: 30% credit enhancement FIXED INCOME PORTFOLIO CREDIT RATING ($ in thousands) December 31, 2015 Fair Value % of Total AAA $ 33,180 29.2% AA 42,032 37.1% A 23,362 20.6% BBB 14,891 13.1% TOTAL FIXED INCOME INVESTMENTS $ 113,465 100.0% 5% 13% 33% 41% 4% 5% PORTFOLIO ALLOCATION U.S. Government Obligations State & Local Governments Corporate Debt Commercial Mortgage & Asset-Backed Securities Equity Securities Short-Term Investments

APPENDIX

20 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT Operating Results Year Ended December 31, Year Ended December 31, ($ in thousands, except per share data) 2015 2014 2015 2014 Gross written premiums $ 25,245 $ 28,267 $ 93,750 $ 83,847 Ceded written premiums (3,778) (11,585) (14,076) (17,548) Net written premiums $ 21,467 $ 16,681 $ 79,674 $66,299 Net earned premiums 19,274 16,325 66,765 57,528 Net investment income 442 352 1,902 1,175 Net realized investment & other gains 47 151 389 417 Other income 175 385 1,667 1,809 Total revenue $19,938 $ 17,213 $ 70,723 $ 60,929 Losses and loss adjustment expenses, net 11,523 10,253 38,882 40,730 Policy acquisition costs 6,344 4,208 16,183 14,696 Operating expenses 4,170 2,599 14,806 12,139 Interest expense 105 224 769 584 Total expenses $ 22,142 $ 17,284 $ 70,640 $ 68,149 Income (loss) before income taxes (2,204) (71) 83 (7,220) Income tax expense (benefit) 48 (103) 48 (281) Equity earnings (52) 0 (52) 0 Net income (loss) $ (2,304) $ 32 $ (17) $ (6,939) Less net income (loss) attributable to non-controlling interest (32) (81) (4) Net income (loss) attributable to Conifer (2,304) 64 64 (6,935) Net income (loss) allocable to common shareholders $ (2,304) $ (158) $(476) $ (7,200) Income (loss) per share allocable to common shareholders, basic and diluted (0.30) (0.05) (0.09) (2.69) Weighted average common shares outstanding, basic and diluted 7,644,492 3,094,459 5,369,960 2,672,440 20

21 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET Summary Balance Sheet ($ in thousands) December 31, 2015 December 31, 2014 Cash and invested assets $ 130,427 $ 123,726 Reinsurance recoverables 7,044 5,139 Goodwill and intangible assets 1,427 2,275 Total assets $ 177,927 $ 163,738 Unpaid losses and loss adjustment expenses 35,422 31,531 Unearned premiums 47,916 43,381 Senior debt 12,750 27,562 Total liabilities $ 100,665 $ 113,460 Preferred stock -- 6,119 Total shareholders' equity $77,262 $ 44,159

LINE OF BUSINESS DETAILS: YEAR ENDED DECEMBER 31, 2015

Year Ended December 31, 2015	Commercial Lines: CMP	Commercial Lines: Other Liability	Commercial Lines: Auto	Commercial Lines: Other	Commercial Lines: Total	Personal Lines: Homeowners: Low-value Dwelling	Personal Lines: Homeowners: Wind-exposed	Personal Lines: Auto	Personal Lines: Total	Corporate & Other	Total
Gross written premiums	$ 42,360	$ 10,584	$ 11,445	$ 3,808	$ 68,197	$ 7,208	$ 17,273	$ 1,072	$ 25,553	$ 0	$ 93,750
Net written premiums	$ 35,514	$ 9,050	$ 10,121	$ 3,472	$ 58,157	$ 5,900	$ 14,545	$ 1,072	$ 21,517	$ 0	$ 79,674
Net earned premiums	$ 30,271	$ 7,153	$ 8,241	$ 2,921	$ 48,586	$ 6,001	$ 9,533	$ 2,645	$ 18,719	$ 0	$ 66,765
Other income	333	741	25	0	1,099	260	117	112	489	79	1,667
Segment revenue	30,604	7,894	8,266	2,921	49,685	6,261	9,650	2,757	18,668	79	68,432
Loss and loss adjustment expenses, net	17,171	2,277	5,402	880	25,730	4,362	5,251	3,539	13,152	0	38,882
Policy acquisition costs	7,760	1,821	1,910	446	11,937	1,812	1,922	512	4,246	0	16,183
Operating expenses	3,215	964	487	317	4,983	963	971	1,371	3,305	6,518	14,806
Segment expenses	28,146	5,062	7,799	1,643	42,650	7,137	8,144	5,422	20,703	6,518	69,871
Segment underwriting gain (loss)	$ 2,458	$ 2,832	$ 467	$ 1,278	$ 7,035	$ (876)	$ 1,506	$ (2,665)	$ (2,035)	$ (6,439)	$ (1,439)
Underwriting ratios:											
Loss ratio (1)	56.1%	28.8%	65.4%	30.1%	51.8%	69.7%	54.4%	128.4%	70.5%		56.8%
Expense ratio (2)	35.9%	35.3%	29.0%	26.1%	34.1%	44.3%	30.0%	68.3%	40.4%		45.3%
Combined ratio (3)	92.0%	64.1%	94.4%	56.2%	85.9%	114.0%	84.4%	196.7%	110.9%		102.1%

(1) The loss ratio is the ratio, expressed as a percentage, of net losses and loss adjustment expenses to net earned premiums and other income.

(2) The expense ratio is the ratio, expressed as a percentage, of policy acquisition costs and operating expenses to net earned premiums and other income.

(3) The combined ratio is the sum of the loss ratio and the expense ratio. A combined ratio under 100% indicates an underwriting profit. A combined ratio over 100% indicates an underwriting loss.

22

BROAD & FLEXIBLE UNDERWRITING PLATFORM

CONIFER INSURANCE COMPANY LICENSES AS OF JANUARY 2016


AK
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
MS
AL
TN
KY
OH
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
HI
Admitted
Surplus Lines

Surplus Lines-Eligible in 44 States and D.C.

Admitted in 4 States

23

BROAD & FLEXIBLE UNDERWRITING PLATFORM

WHITE PINE INSURANCE COMPANY LICENSES
AS OF JANUARY 2016


AK
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
WV
VA
NC
SC
GA
FL
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
HI

Admitted
Pending Application

Admitted in 28 States
Pending in 10 States

24

25 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL • Retain first $500,000 of each specific loss/risk • Reinsurance coverage in excess (XS) of $500,000 up to policy limits • Catastrophe (CAT) reinsurance program provides $100M of protection  All providers are rated minimum A-  Corresponds to the estimated 1-in-200 year probable maximum loss (PML)  Net retention of $6M for first event  Following reinstatement, net retention of $1M for each of the next two subsequent events • Equipment Breakdown Reinsurance Treaty  100% Quota Share through Hartford Steam Boiler (A+)  $25M in coverage $50,000,000 $100,000,000 Retention Property- CAT: $94M XS $6M $6,000,000 $2,000,000 $20,000,000 $500,000 $1,000,000 $10,000,000 Multi-Line Excess of Loss Workers’ Comp. / Casualty Clash Retention CIC / WPIC Specific Loss Reinsurance Treaties Effective 01/01/2016 to 01/01/2017 CIC / WPIC / ACIC Property-CAT Reinsurance Treaties All layers 06/01/2015 to 06/01/2016

26 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 07/01/15 to 07/01/16 $2,000,000 $500,000 $1,000,000 Retention Multi-Line Excess of Loss Property Per Risk Multi-Line Excess of Loss $4,000,000 Homeowners Property Per Risk Reinsurance Treaty Effective 11/01/14 to 01/01/17 $300,000 Retention Property $3,000,000

27 ORGANIZATION STRUCTURE: CORPORATE OVERVIEW CONIFER HOLDINGS, INC. Insurance Holding Company MI Domicile Incorporated: 10/27/09 RED CEDAR INSURANCE COMPANY Pure Captive Insurance Company 100% owned by CHI DC Domicile Formed : 10/12/11 WHITE PINE INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI MI Domicile Acquired: 12/28/10 AMERICAN COLONIAL INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI FL Domicile Acquired: 11/30/2013 SYCAMORE INSURANCE AGENCY Insurance Agency 100% owned by CHI MI Domicile Created: 5/9/12 CONIFER INSURANCE COMPANY Property & Casualty Insurance Company 100% owned by CHI MI Domicile Acquired: 12/22/09 AMERICAN COLONIAL INSURANCE SERVICES (F/K/A/ EGI – FL) Managing General Agency 100% owned by CHI FL Domicile Acquired: 11/30/2013